                                                                   EXHIBIT 10.12

                               PG&E CORPORATION
                          LONG-TERM INCENTIVE PROGRAM
                (As amended effective as of February 16, 2000)


1.   Purpose of the Program
     ----------------------

     This is the controlling and definitive statement of the PG&E Corporation Long-Term Incentive Program, as amended and restated herein (hereinafter called the PROGRAM/1/). The purpose of the PROGRAM is to advance the interests of the CORPORATION by providing ELIGIBLE PARTICIPANTS with financial incentives to promote the success of its long-term (five to ten years) business objectives, and to increase their proprietary interest in the success of the CORPORATION. It is the intent of the CORPORATION to reward those ELIGIBLE PARTICIPANTS who have a significant impact on improved long-term corporate achievements. Inasmuch as the PROGRAM is designed to encourage financial performance and to improve the value of shareholders' investment in PG&E CORPORATION, the costs of the PROGRAM will be funded from corporate earnings.

2.   Program Administration
     ----------------------

     The PROGRAM shall be administered by the COMMITTEE, except that the BOARD OF DIRECTORS shall administer the PROGRAM with respect to grants of INCENTIVE AWARDS TO NON-EMPLOYEE DIRECTORS. The BOARD OF DIRECTORS may at any time revest authority to administer the PROGRAM in all respects in the BOARD OF DIRECTORS. Subject to the provisions of the PROGRAM, the COMMITTEE or the BOARD OF DIRECTORS, as the case may be, shall have full and final authority, in its sole discretion:

     (a) to determine the ELIGIBLE PARTICIPANTS to whom INCENTIVE AWARDS shall be granted and the number of shares of COMMON STOCK to be awarded under each INCENTIVE AWARD, based on the recommendation of the CHIEF EXECUTIVE OFFICER (except that awards to the CHIEF EXECUTIVE OFFICER shall be based on the recommendation of the BOARD OF DIRECTORS and awards to NON-EMPLOYEE DIRECTORS shall be based on the recommendation of the COMMITTEE);

     (b) to determine the time or times at which INCENTIVE AWARDS shall be granted;

     (c)  to designate the types of INCENTIVE AWARD being granted;

_______________
/1/  Capitalized words are defined in Section 20 hereof.

     (d)  to vary the OPTION vesting schedule described in the STOCK OPTION
          PLAN;

     (e) to determine the terms and conditions, not inconsistent with the terms of the PROGRAM, of any INCENTIVE AWARD granted hereunder (including, but not limited to, the consideration and method of payment for shares purchased upon the exercise of an INCENTIVE AWARD, and any vesting acceleration or exercisability provisions in the event of a CHANGE IN CONTROL or TERMINATION), based in each case on such factors as the COMMITTEE or BOARD OF DIRECTORS shall deem appropriate;

     (f)  to approve forms of agreement for use under the PROGRAM;

     (g) to construe and interpret the PROGRAM and any related INCENTIVE AWARD agreement and to define the terms employed herein and therein;

     (h) except as provided in Section 18 hereof, to modify or amend any INCENTIVE AWARD or to waive any restrictions or conditions applicable to any INCENTIVE AWARD or the exercise or realization thereof;

     (i) except as provided in Section 18 hereof, to prescribe, amend and rescind rules, regulations and policies relating to the administration of the PROGRAM;

     (j) except as provided in Section 18 hereof, to suspend, terminate, modify or amend the PROGRAM;

     (k) to delegate to one or more agents such administrative duties as the COMMITTEE or BOARD OF DIRECTORS may deem advisable, to the extent permitted by applicable law; and

     (l) to make all other determinations and take such other action with respect to the PROGRAM and any INCENTIVE AWARD granted hereunder as the COMMITTEE may deem advisable, to the extent permitted by applicable law.

     Notwithstanding the provisions contained in the foregoing paragraph, the CHIEF EXECUTIVE OFFICER shall have the authority, in his sole discretion:
     (a) to grant INCENTIVE AWARDS to any ELIGIBLE PARTICIPANT who, at the time of the INCENTIVE AWARD grant, (i) is not an officer of the CORPORATION or a DIRECTOR, and (ii) if such ELIGIBLE PARTICIPANT is an EMPLOYEE, is receiving an annual salary which is below the level which requires approval by the COMMITTEE; (b) to determine the time or times at which INCENTIVE AWARDS shall be granted to such ELIGIBLE PARTICIPANTS; (c) to designate the types of INCENTIVE AWARD being granted to such ELIGIBLE

     PARTICIPANTS; and (d) to vary the OPTION vesting schedule described in the STOCK OPTION PLAN for the OPTIONS granted to such ELIGIBLE PARTICIPANTS; provided, however, that all grants of INCENTIVE AWARDS by the CHIEF EXECUTIVE OFFICER shall conform to the guidelines previously approved by the COMMITTEE.

3.   Shares of Stock Subject to the Program
     --------------------------------------

     There shall be reserved for use under the PROGRAM (subject to the provisions of Section 13 hereof) a total of 34,389,230 shares of COMMON STOCK, which shares may be authorized but unissued shares of COMMON STOCK or issued shares of COMMON STOCK which shall have been reacquired by PG&E CORPORATION. Such shares consist of (i) 13,000,000 shares of COMMON STOCK originally reserved for use under the PROGRAM at the time it first became effective on January 1, 1992, (ii) 389,230 shares of COMMON STOCK remaining under the 1986 OPTION PLAN and carried over to the PROGRAM, (iii) 10,000,000 shares of COMMON STOCK added to the PROGRAM effective as of January 1, 1996, and (iv) 11,000,000 shares of COMMON STOCK added to the PROGRAM effective as of April 21, 1999.

     If (i) any INCENTIVE AWARD expires or terminates for any reason without having been exercised or purchased in full, (ii) an INCENTIVE AWARD is surrendered in exchange for one or more other INCENTIVE AWARDS, or (iii) any RESTRICTED STOCK is forfeited, then, in each such case, any unexercised, unpurchased, surrendered or forfeited shares which were subject to such INCENTIVE AWARD (except shares as to which a related TANDEM SAR has been exercised) shall again be available for the future grant of INCENTIVE AWARDS under the PROGRAM (unless the PROGRAM has terminated). In addition, shares may be reused or added back to the PROGRAM to the extent permitted by applicable law.

4.   Eligibility
     -----------

     INCENTIVE AWARDS will be granted only to ELIGIBLE PARTICIPANTS. ISOS will be granted only to EMPLOYEES. The COMMITTEE, in its sole discretion, may grant INCENTIVE AWARDS to an ELIGIBLE PARTICIPANT who is a resident or citizen of a foreign country, with such modifications as the COMMITTEE may deem advisable to reflect the laws, tax policy or customs of such foreign country.

     The PROGRAM shall not confer upon any RECIPIENT any right to continuation of employment, service as a DIRECTOR or consulting relationship with the CORPORATION; nor shall it interfere in any way with the right of the RECIPIENT or the CORPORATION to terminate such employment, service as a DIRECTOR or consulting relationship at any time, with or without cause.

5.   Designation of Incentive Awards
     -------------------------------

     At the time of the grant of each INCENTIVE AWARD under the Program, the COMMITTEE (or the CHIEF EXECUTIVE OFFICER, in the case of INCENTIVE AWARDS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof, or the BOARD OF DIRECTORS, in the case of INCENTIVE AWARDS granted by the BOARD OF DIRECTORS to NON-EMPLOYEE DIRECTORS) shall determine whether such INCENTIVE AWARD is to be designated as an ISO, NON-QUALIFIED STOCK OPTION, SAR, DIVIDEND EQUIVALENT, PERFORMANCE UNIT, stock grant, RESTRICTED STOCK, LSAR, PHANTOM STOCK or other STOCK-BASED AWARD; provided, however, that ISOS may be granted only to EMPLOYEES.

     Notwithstanding such designation, to the extent that the aggregate FAIR MARKET VALUE (determined for each share as of the date of grant of the OPTION covering each share) of the shares with respect to which OPTIONS designated as ISOS become exercisable for the first time by any RECIPIENT during any calendar year exceeds $100,000, such OPTIONS shall be treated as NON-QUALIFIED STOCK OPTIONS.

     Any INCENTIVE AWARD may be granted alone, contingent upon, in addition to or in TANDEM with one or more other INCENTIVE AWARDS granted under the PROGRAM. In addition, except as provided in Section 12 hereof, any INCENTIVE AWARD may be granted in exchange for one or more other INCENTIVE AWARDS.

6.   Stock Options, Tandem Stock Appreciation Rights and Tandem Dividend
     -------------------------------------------------------------------
     Equivalents
     -----------

     Except as provided in Section 9 below (relating to grants of INCENTIVE AWARDS to NON-EMPLOYEE DIRECTORS), the COMMITTEE, in its sole discretion, may grant ISOS, NON-QUALIFIED STOCK OPTIONS, TANDEM SARS and TANDEM DIVIDEND EQUIVALENTS to ELIGIBLE PARTICIPANTS, subject to the terms and conditions set forth in the STOCK OPTION PLAN attached hereto as Exhibit A.

7.   Performance Units
     -----------------

     Except as provided in Section 9 below (relating to grants of INCENTIVE AWARDS to NON-EMPLOYEE DIRECTORS), the COMMITTEE, in its sole discretion, may grant PERFORMANCE UNITS to ELIGIBLE PARTICIPANTS, subject to the terms and conditions set forth in the PERFORMANCE UNIT PLAN attached hereto as Exhibit B.

8.   Other Incentive Awards
     ----------------------

     Except as provided in Section 9 below (relating to grants of INCENTIVE AWARDS to NON-EMPLOYEE DIRECTORS), the COMMITTEE, in its sole discretion, may grant other INCENTIVE AWARDS (including, but not limited to, SARS granted without OPTIONS, DIVIDEND EQUIVALENTS granted without OPTIONS, stock grants, RESTRICTED STOCK, LSARS, PHANTOM STOCK or other STOCK-BASED AWARDS) to ELIGIBLE PARTICIPANTS, subject to such terms and conditions as the COMMITTEE shall deem appropriate.

9.   Grants of Incentive Awards to Non-Employee Directors
     ----------------------------------------------------

     NON-EMPLOYEE DIRECTORS will only be eligible to be granted DIRECTOR RESTRICTED STOCK, PHANTOM STOCK and NON-QUALIFIED STOCK OPTIONS in accordance with, and subject to the terms and conditions contained in, the NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN RULES attached hereto as Exhibit C.

10.  Termination of Employment or Relationship with the CORPORATION
     --------------------------------------------------------------

     The COMMITTEE may, in its sole discretion, establish terms and conditions pertaining to the effect of TERMINATION on INCENTIVE AWARDS granted to a RECIPIENT prior to TERMINATION, to the extent permitted by applicable law.

11.  Tax Withholding
     ---------------

     When a RECIPIENT incurs tax liability in connection with the exercise of an INCENTIVE AWARD or the receipt of shares of COMMON STOCK pursuant to an INCENTIVE AWARD, which tax liability is subject to tax withholding under applicable tax laws, and the RECIPIENT is obligated to pay the CORPORATION an amount required to be withheld under applicable tax laws, the RECIPIENT may satisfy the withholding tax obligation by (i) electing to have the CORPORATION withhold such amount from his or her current compensation through payroll deductions, or (ii) making a direct payment to the CORPORATION in cash or by check.

     The COMMITTEE may, in its sole discretion, permit a RECIPIENT to satisfy all or part of his or her withholding tax obligations by having the CORPORATION withhold from the shares to be issued to the RECIPIENT that number of shares having a FAIR MARKET VALUE equal to the amount required to be withheld determined on the date when taxes otherwise would be withheld in cash. The payment of withholding taxes in this manner, if permitted by the COMMITTEE, shall be subject to such restrictions as the COMMITTEE may impose, including any restrictions required by rules of the Securities and Exchange Commission.

12.  Replacement of Grants
     ---------------------

     The COMMITTEE may, in its sole discretion, offer a RECIPIENT (other than NON-EMPLOYEE DIRECTORS) the option of surrendering an unexercised OPTION or other INCENTIVE AWARD in exchange for another INCENTIVE AWARD of the same type or for a different type of INCENTIVE AWARD; provided, however, that no OPTION or INCENTIVE AWARD may be exchanged for a new OPTION or INCENTIVE AWARD having an OPTION PRICE or purchase price that is lower than the OPTION PRICE or purchase price of the original OPTION or INCENTIVE AWARD.

13.  Deferral of Payments
     --------------------

     The COMMITTEE may, in its sole discretion, approve a RECIPIENT'S deferral of any cash payments which may become due under the PROGRAM. Such deferrals shall be subject to any conditions, restrictions or requirements as the COMMITTEE may determine.

14.  Adjustments Upon Changes in Number or Value of Shares of Common Stock
     ---------------------------------------------------------------------

     If there are any changes in the number or value of shares of COMMON STOCK by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations or other events that materially increase or decrease the number or value of issued and outstanding shares of COMMON STOCK, the COMMITTEE may make such adjustments as it shall deem appropriate, in order to prevent dilution or enlargement of rights.

15.  Non-Transferability of Incentive Awards
     ---------------------------------------

     An INCENTIVE AWARD shall not be transferable by the RECIPIENT otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the CODE, Title I of ERISA or the rules thereunder. During the lifetime of the RECIPIENT, an INCENTIVE AWARD may be exercised only by the RECIPIENT or by an alternate payee under a qualified domestic relations order.

16.  Change in Control
     -----------------

     Upon the occurrence of a CHANGE IN CONTROL (as defined below):

     (a) Any time periods relating to the exercise or realization of any INCENTIVE AWARD granted hereunder shall be accelerated so that such INCENTIVE AWARD may be immediately exercised or realized in full;

     (b) All shares of RESTRICTED STOCK granted hereunder shall immediately cease to be forfeitable; and

     (c) All conditions relating to the realization of any STOCK-BASED AWARD granted hereunder shall immediately terminate.

     A "CHANGE IN CONTROL" shall be deemed to have occurred if:

     (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the EXCHANGE ACT, but excluding any benefit plan for EMPLOYEES or any trustee, agent or other fiduciary for any such plan acting in such person's capacity as such fiduciary), directly or indirectly, becomes the beneficial owner of securities of the CORPORATION representing twenty percent (20%) or more of the combined voting power of the CORPORATION's then outstanding securities;

     (b) during any two consecutive years, individuals who at the beginning of such a period constitute the BOARD OF DIRECTORS cease for any reason to constitute at least a majority of the BOARD OF DIRECTORS, unless the election, or the nomination for election by the shareholders of the CORPORATION, of each new DIRECTOR was approved by a vote of at least two-thirds (2/3) of the DIRECTORS then still in office who were DIRECTORS at the beginning of the period; or

     (c) the shareholders of the CORPORATION shall have approved (i) any consolidation or merger of the CORPORATION other than a merger or consolidation which would result in the voting securities of the CORPORATION outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent of such surviving entity) at least 70 percent of the Combined Voting Power of the CORPORATION, such surviving entity or the parent of such surviving entity outstanding immediately after the merger or consolidation; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the CORPORATION, or (iii) any plan or proposal for the liquidation or dissolution of the CORPORATION. For purposes of this paragraph, the term Combined Voting Power shall mean the combined voting power of the CORPORATION's or other relevant entity's then outstanding voting securities.

17.  Listing and Registration of Shares
     ----------------------------------

     Each INCENTIVE AWARD shall be subject to the requirement that if at any time the COMMITTEE shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby under any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, including the California Public Utilities Commission, is necessary or desirable as a condition of, or in connection with, the granting of such

     INCENTIVE AWARD or the issue or purchase of shares thereunder, such INCENTIVE AWARD may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the COMMITTEE.

18.  Amendment and Termination of the Program and Incentive Awards
     -------------------------------------------------------------

     The BOARD OF DIRECTORS or the COMMITTEE may at any time suspend, terminate, modify or amend the PROGRAM in any respect; provided, however, that to the extent necessary and desirable to comply with Section 422 of the CODE (or any other applicable law or regulation, including the requirements of any stock exchange on which the COMMON STOCK is listed or quoted), shareholder approval of any PROGRAM amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation.

     No suspension, termination, modification or amendment of the PROGRAM may, without the consent of the RECIPIENT, adversely affect his or her rights under INCENTIVE AWARDS theretofore granted to such RECIPIENT. In the event of amendments to the CODE or applicable rules or regulations relating to ISOS subsequent to the date hereof, the CORPORATION may amend the PROGRAM, and the CORPORATION and RECIPIENTS holding OPTION agreements may agree to amend outstanding OPTION agreements, to conform to such amendments.

     The BOARD OF DIRECTORS or COMMITTEE may make such amendments or modifications in the terms and conditions of any INCENTIVE AWARD as it may deem advisable, or cancel or annul any grant of an INCENTIVE AWARD; provided, however, that no such amendment, modification, cancellation or annulment may, without the consent of the RECIPIENT, adversely affect his or her rights under such INCENTIVE AWARD; and provided further the BOARD OF DIRECTORS or COMMITTEE may not reduce the OPTION PRICE or purchase price of any OPTION or INCENTIVE AWARD below the original OPTION PRICE or purchase price.

     Notwithstanding the foregoing, the BOARD OF DIRECTORS or COMMITTEE reserves the right, in its sole discretion, to (i) convert any outstanding ISOS to NON-QUALIFIED STOCK OPTIONS, (ii) to require a RECIPIENT to forfeit any unexercised or unpurchased INCENTIVE AWARDS, any shares received or purchased pursuant to an INCENTIVE AWARD, or any gains realized by virtue of the receipt of an INCENTIVE AWARD in the event that such RECIPIENT competes against the CORPORATION, and (iii) to cancel or annul any grant of an INCENTIVE AWARD in the event of a RECIPIENT'S TERMINATION FOR CAUSE.
     For purposes of the PROGRAM, "TERMINATION FOR CAUSE" shall include, but not be limited to, termination because of dishonesty, criminal offense or violation of a work rule, and shall be determined by, and in the sole discretion of, the BOARD OF DIRECTORS or COMMITTEE.

19.  Effective Date of the Program and Duration
     ------------------------------------------

     The Program first became effective as of January 1, 1992. The first amendment and restatement of the PROGRAM as of January 1, 1996, was approved by the shareholders of Pacific Gas and Electric Company at its Annual Meeting on April 17, 1996. Effective January 1, 1997, the PROGRAM was assumed by PG&E CORPORATION. At its meeting on December 17, 1997, the BOARD OF DIRECTORS amended and restated the PROGRAM effective January 1, 1998, to (i) reflect the adoption of new RULE 16B-3 which became effective November 1, 1996, and (ii) provide automatic formula awards of NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK to NON-EMPLOYEE DIRECTORS within the limits of the PROGRAM as previously approved by shareholders in 1996. The PROGRAM was subsequently amended on October 21, 1998, April 21, 1999, and February 16, 2000. Unless terminated sooner pursuant to Section 16 hereof, the PROGRAM shall terminate on December 31, 2005.

20.  Definitions
     -----------

     (a)  BOARD OF DIRECTORS means the Board of Directors of PG&E CORPORATION.
          ------------------

     (b)  CHANGE IN CONTROL has the meaning set forth in Section 16 hereof.
          -----------------

     (c)  CHIEF EXECUTIVE OFFICER means the Chief Executive Officer of PG&E
          -----------------------
          CORPORATION.

     (d)  CODE means the Internal Revenue Code of 1986, as amended from time to
          ----
          time.

     (e)  COMMITTEE means the Nominating and Compensation Committee of the BOARD
          ---------
          OF DIRECTORS or any successor to such committee.

     (f)  COMMON STOCK means common shares of PG&E CORPORATION with no par value
          ------------
          and any class of common shares into which such common shares hereafter may be converted.

     (g)  CONSULTANT means any person, including an advisor, who is engaged by
          ----------
          the CORPORATION to render services.

     (h)  CORPORATION means PG&E CORPORATION, and any parent corporation (as
          -----------
          defined in Section 424(e) of the CODE) or subsidiary corporation (as defined in Section 424(f) of the CODE).

     (i)  DIRECTOR means any person who is a member of the BOARD OF DIRECTORS or
          --------
          the Board of Directors of any parent corporation (as defined in Section 424(e) of the CODE) which may hereafter be established, including an advisory, emeritus or honorary director.

     (j)  DIRECTOR RESTRICTED STOCK means RESTRICTED STOCK granted to a NON-
          -------------------------
          EMPLOYEE DIRECTOR under the NON-EMPLOYEE DIRECTOR STOCK INCENTIVE
          PLAN.

     (k)  DIVIDEND EQUIVALENT means a right that entitles the RECIPIENT to
          -------------------
          receive cash or COMMON STOCK based on the dividends declared on the COMMON STOCK covered by such right.

     (l)  ELIGIBLE PARTICIPANT means any KEY EMPLOYEE. It also means, if so
          --------------------
          identified by the COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of INCENTIVE AWARDS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof), other EMPLOYEES, DIRECTORS, CONSULTANTS, employees or consultants of any affiliates of PG&E CORPORATION, and other persons whose participation in the PROGRAM is deemed by the COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of INCENTIVE AWARDS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof) to be in the best interests of the CORPORATION.

     (m)  EMPLOYEE means any person who is employed by the CORPORATION. The
          --------
          payment of a director's fee or consulting fee by the CORPORATION shall not be sufficient to constitute "employment" by the CORPORATION.

     (n)  ERISA means the Employee Retirement Income Security Act of 1974, as
          -----
          amended.

     (o)  EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.
          ------------

     (p)  FAIR MARKET VALUE means the closing price of the COMMON STOCK reported
          -----------------
          on the New York Stock Exchange Composite Transactions for the date specified for determining such value.

     (q)  INCENTIVE AWARD means any ISO, NON-QUALIFIED STOCK OPTION, SAR,
          ---------------
          DIVIDEND EQUIVALENT, PERFORMANCE UNIT or other STOCK-BASED AWARD granted under the PROGRAM.

     (r)  ISO means an OPTION intended to qualify as an incentive stock option
          ---
          under Section 422 of the CODE.

     (s)  KEY EMPLOYEE means the Corporate Secretary, Treasurer, Vice Presidents
          ------------
          and other executive officers of PG&E CORPORATION above the rank of Vice President. It also means, if so identified by the COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of

               INCENTIVE AWARDS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof), executive officers of wholly-owned subsidiaries of PG&E CORPORATION (including subsidiaries which become such after adoption of the PROGRAM) and any other key management employee of PG&E CORPORATION or any wholly-owned subsidiary of PG&E CORPORATION.

          (t)  LSAR means a limited stock appreciation right which is
               ----
               exercisable only in the event of a CHANGE IN CONTROL.

          (u)  1986 OPTION PLAN means the Pacific Gas and Electric Company 1986
               ----------------
               Stock Option Plan, as amended to date.

          (v)  NON-EMPLOYEE DIRECTOR means a DIRECTOR who is not an EMPLOYEE.
               ---------------------

          (w)  NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN RULES means the Non-
               ------------------------------------------------
               Employee Director Stock Incentive Plan attached hereto as Exhibit C or any successor rules which the BOARD OF DIRECTORS may adopt from time to time with respect to the grant of INCENTIVE AWARDS to NON-EMPLOYEE DIRECTORS under the PROGRAM.

          (x)  NON-QUALIFIED STOCK OPTION means any OPTION which is not an ISO.
               --------------------------

          (y)  OPTION means an option to purchase shares of COMMON STOCK granted
               ------
               under the STOCK OPTION PLAN.

          (z)  OPTION PRICE means the purchase price for the COMMON STOCK upon
               ------------
               exercise of an OPTION.

          (aa) PERFORMANCE UNIT means a performance unit granted under the
               ----------------
               PERFORMANCE UNIT PLAN.

          (bb) PERFORMANCE UNIT PLAN means the Performance Unit Plan Rules
               ---------------------
               attached hereto as Exhibit B or any successor rules which the COMMITTEE may adopt from time to time with respect to the grant of PERFORMANCE UNITS under the PROGRAM.

          (cc) PG&E CORPORATION means PG&E CORPORATION, a California
               ----------------
               corporation.

          (dd) PHANTOM STOCK means allocated hypothetical shares of COMMON STOCK
               -------------
               that can be converted at a future date into cash or stock.

          (ee) PROGRAM means the PG&E Corporation Long-Term Incentive Program
               -------
               set forth herein and as may be amended from time to time.

          (ff) RECIPIENT means the ELIGIBLE PARTICIPANT receiving the INCENTIVE
               ---------
               AWARD, or his or her legal representative, legatees, distributees or alternate payees, as the case may be.

          (gg) RESTRICTED STOCK means COMMON STOCK that is subject to forfeiture
               ----------------
               by the RECIPIENT to the CORPORATION under such circumstances as may be specified by the COMMITTEE in its sole discretion.

          (hh) RETIREMENT means termination of employment with the CORPORATION
               ----------
               at age 55 or later, provided that the ELIGIBLE PARTICIPANT was employed by the CORPORATION for at least five consecutive years prior to the date of termination.

          (ii) RULE 16b-3 means Rule 16b-3 under the EXCHANGE ACT or any
               ----------
               successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (jj) SAR means a stock appreciation right whose value is based on the
               ---
               increase in the FAIR MARKET VALUE of the COMMON STOCK covered by such right.

          (kk) SECTION 16 OFFICER means any person who is designated by the
               ------------------
               BOARD OF DIRECTORS as an executive officer of PG&E CORPORATION and any other person who is designated as an officer of PG&E CORPORATION for purposes of Section 16 of the EXCHANGE ACT.

          (ll) STOCK-BASED AWARD means any award that is valued in whole or in
               -----------------
               part by reference to, or is otherwise based on, the COMMON STOCK, including, but not limited to, stock grants, RESTRICTED STOCK, LSARS and PHANTOM STOCK.

          (mm) STOCK OPTION PLAN means the Stock Option Plan Rules attached
               -----------------
               hereto as Exhibit A or any successor rules which the COMMITTEE may adopt from time to time with respect to the grant of OPTIONS under the PROGRAM.

          (nn) TANDEM refers to an INCENTIVE AWARD granted in conjunction with
               ------
               another INCENTIVE AWARD.

          (oo) TERMINATION occurs when an EMPLOYEE ceases to be employed by the
               -----------
               CORPORATION as a common law employee, when a DIRECTOR ceases to be a member of the BOARD OF DIRECTORS or the Board of

               Directors of any parent corporation which may hereafter be established (as the case may be), or when the relationship between the CORPORATION and a CONSULTANT or other ELIGIBLE PARTICIPANT terminates, as the case may be.

          (pp) TERMINATION FOR CAUSE has the meaning set forth in Section 18
               ---------------------
               hereof.

                                   EXHIBIT A

                               PG&E CORPORATION
                               STOCK OPTION PLAN
                (As amended effective as of February 16, 2000)


1.   Purpose of the Plan
     -------------------

     This is the controlling and definitive statement of the PG&E Corporation Stock Option Plan set forth herein and as may be amended from time to time (hereinafter called the PLAN/2/). The purpose of the PLAN is to advance the interests of the CORPORATION by providing ELIGIBLE PARTICIPANTS with financial incentives to promote the success of its long-term (five to ten years) business objectives, and to increase their proprietary interest in the success of the CORPORATION. It is the intent of the CORPORATION to reward those ELIGIBLE PARTICIPANTS who have a significant impact on improved long-term corporate achievements. Inasmuch as the PLAN is designed to encourage financial performance and to improve the value of shareholders' investment in PG&E CORPORATION, the costs of the PLAN will be funded from corporate earnings.

2.   Plan Administration
     -------------------

     The PLAN shall be administered by the COMMITTEE, which shall be constituted in such a manner as to comply with the rules governing a plan intended to qualify as a discretionary plan under RULE 16b-3.

     Subject to the provisions of the PLAN, the COMMITTEE shall have full and final authority, in its sole discretion:

     (a) to determine the ELIGIBLE PARTICIPANTS to whom OPTIONS shall be granted and the number of shares of COMMON STOCK to be awarded under each OPTION, based on the recommendation of the CHIEF EXECUTIVE OFFICER (except that awards to the CHIEF EXECUTIVE OFFICER shall be shall be based on the recommendation of the BOARD OF DIRECTORS); provided, however, that the number of shares of COMMON STOCK to be awarded under each OPTION shall be subject to the limitations specified in Section 5 hereof;

     (b)  to determine the time or times at which OPTIONS shall be granted;

_____________
/2/ Capitalized words are defined in Section 20 hereof.

     (c) to designate the OPTIONS being granted as ISOS or NON-QUALIFIED STOCK OPTIONS;

     (d)  to vary the OPTION vesting schedule described in Section 11 hereof;

     (e) to determine the terms and conditions, not inconsistent with the terms of the PLAN, of any OPTION granted hereunder (including, but not limited to, the consideration and method of payment for shares purchased upon the exercise of an OPTION, and any vesting acceleration or exercisability provisions in the event of a CHANGE IN CONTROL or TERMINATION), based in each case on such factors as the COMMITTEE shall deem appropriate;

     (f)  to approve forms of agreement for use under the PLAN;

     (g) to construe and interpret the PLAN and any related OPTION agreement and to define the terms employed herein and therein;

     (h) except as provided in Section 18 hereof, to modify or amend any OPTION or to waive any restrictions or conditions applicable to any OPTION or the exercise thereof;

     (i) except as provided in Section 18 hereof, to prescribe, amend and rescind rules, regulations and policies relating to the administration of the PLAN;

     (j) except as provided in Section 18 hereof, to suspend, terminate, modify or amend the PLAN;

     (k) to delegate to one or more agents such administrative duties as the COMMITTEE may deem advisable, to the extent permitted by applicable law; and

     (l) to make all other determinations and take such other action with respect to the PLAN and any OPTION granted hereunder as the COMMITTEE may deem advisable, to the extent permitted by applicable law.

     Notwithstanding the provisions contained in the foregoing paragraph, the CHIEF EXECUTIVE OFFICER shall have the authority, in his sole discretion:
     (a) to grant OPTIONS to any ELIGIBLE PARTICIPANT who, at the time of the OPTION grant, (i) is not an officer of the CORPORATION or a DIRECTOR, and
     (ii) if such ELIGIBLE PARTICIPANT is an EMPLOYEE, is receiving an annual salary which is below the level which requires approval by the COMMITTEE;
     (b) to determine the time or times at which OPTIONS shall be granted to such ELIGIBLE PARTICIPANTS; (c) to designate the OPTIONS being granted to such ELIGIBLE PARTICIPANTS as ISOS or NON-QUALIFIED STOCK

     OPTIONS; and (d) to vary the OPTION vesting schedule described in Section 11 hereof for the OPTIONS granted to such ELIGIBLE PARTICIPANTS; provided, however, that (x) all grants of OPTIONS by the CHIEF EXECUTIVE OFFICER shall conform to the guidelines previously approved by the COMMITTEE, and
     (y) the number of shares of COMMON STOCK to be awarded under each OPTION shall be subject to the limitations specified in Section 5 hereof.

3.   Shares of Stock Subject to the Plan
     -----------------------------------

     There shall be reserved for use under the PLAN and for the grant of any other incentive awards pursuant to the PROGRAM (subject to the provisions of Section 14 hereof) a total of 34,389,230 shares of COMMON STOCK, which shares may be authorized but unissued shares of COMMON STOCK or issued shares of COMMON STOCK which shall have been reacquired by PG&E CORPORATION.

     If any OPTION expires or terminates for any reason without having been exercised in full, then any unexercised, shares which were subject to such OPTION (except shares as to which a related TANDEM SAR has been exercised) shall again be available for the future grant of OPTIONS under the PLAN (unless the PLAN has terminated). In addition, shares may be reused or added back to the PLAN to the extent permitted by applicable law.

4.   Eligibility
     -----------

     OPTIONS will be granted only to ELIGIBLE PARTICIPANTS. ISOS will be granted only to EMPLOYEES. The COMMITTEE, in its sole discretion, may grant OPTIONS to an ELIGIBLE PARTICIPANT who is a resident or citizen of a foreign country, with such modifications as the COMMITTEE may deem advisable to reflect the laws, tax policy or customs of such foreign country.

     The PLAN shall not confer upon any OPTIONEE any right to continuation of employment, service as a DIRECTOR or consulting relationship with the CORPORATION; nor shall it interfere in any way with the right of the OPTIONEE or the CORPORATION to terminate such employment, service as a DIRECTOR or consulting relationship at any time, with or without cause.

5.   Limitation on Options and SARs Awarded to Any Eligible Participant
     ------------------------------------------------------------------

     The aggregate number of shares of COMMON STOCK with respect to which any ELIGIBLE PARTICIPANT may be granted OPTIONS and SARS under the PLAN during any calendar year shall in no event exceed two percent (2%) of the total number of shares reserved for use under the PLAN.

6.   Designation of Options
     ----------------------

     At the time of the grant of each OPTION under the PLAN, the COMMITTEE (or the CHIEF EXECUTIVE OFFICER, in the case of OPTIONS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof) shall determine whether such OPTION is to be designated as an ISO or a NON-QUALIFIED STOCK OPTION; provided, however, that ISOS may be granted only to EMPLOYEES.

     Notwithstanding such designation, to the extent that the aggregate FAIR MARKET VALUE (determined for each share as of the date of grant of the OPTION covering each share) of the shares with respect to which OPTIONS designated as ISOS become exercisable for the first time by any OPTIONEE during any calendar year exceeds $100,000, such OPTIONS shall be treated as NON-QUALIFIED STOCK OPTIONS.

7.   Option Price
     ------------

     The OPTION PRICE of the COMMON STOCK under each OPTION issued shall be the FAIR MARKET VALUE of the COMMON STOCK on the date of grant.

8.   Stock Appreciation Rights
     -------------------------

     At the discretion of the COMMITTEE, an OPTION may be granted with or without a TANDEM SAR which permits the OPTIONEE to surrender unexercised an OPTION or portion thereof and to receive in exchange a payment having a value equal to the difference between (x) the FAIR MARKET VALUE of the COMMON STOCK covered by the surrendered portion of the OPTION on the date the SAR is exercised and (y) the OPTION PRICE for such COMMON STOCK. The SAR is subject to the same terms and conditions as the related OPTION, except that (i) the SAR may be exercised only when there is a positive spread (i.e., when the FAIR MARKET VALUE of the COMMON STOCK subject to the OPTION exceeds the OPTION PRICE), (ii) in accordance with Section 9 hereof, payment of the DEA (if any) to the OPTIONEE may be restricted, and (iii) if the OPTIONEE is a SECTION 16 OFFICER, DIRECTOR or other person whose transactions in the COMMON STOCK are subject to Section 16(b) of the EXCHANGE ACT, the SAR may be exercised only during the period beginning on the third (3rd) business day following the date of release of the CORPORATION's quarterly or annual statement of earnings and ending on the twelfth (12th) business day following such date. Upon the exercise of a SAR, the number of shares subject to exercise under the related OPTION shall be automatically reduced by the number of shares represented by the OPTION or portion thereof surrendered. No payment will be required from the OPTIONEE upon the exercise of a SAR, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld.

9.   Dividend Equivalent Account
     ---------------------------

     At the discretion of the COMMITTEE, an OPTION may be granted with or without TANDEM DIVIDEND EQUIVALENTS. When an OPTION is granted with TANDEM DIVIDEND EQUIVALENTS, a Dividend Equivalent Account ("DEA") shall be established for the OPTIONEE. This DEA shall be credited quarterly on each dividend record date with dividends which would have been paid on the COMMON STOCK subject to the unexercised portion of the OPTION (including any portion which has not yet vested on the record date), if such portion had been exercised. Except as provided in Section 12(d) hereof, at the time the OPTION or any related SAR is exercised, the OPTIONEE shall receive all funds which have accumulated in the DEA with respect to the shares of COMMON STOCK for which the OPTION or SAR is being exercised; provided, however, that if the OPTIONEE exercises a SAR, such DEA funds shall only be paid to the OPTIONEE if (i) the percentage increase in the FAIR MARKET VALUE of the COMMON STOCK over the OPTION PRICE averages at least five percent (5%) per year for the first five (5) years after the grant, or (ii) in the case of OPTIONS held for longer than five (5) years from the date of grant, such FAIR MARKET VALUE has increased by at least twenty-five percent (25%) over the OPTION PRICE.

10.  Terms of Options
     ----------------

     The term of each ISO shall be for ten (10) years from the date of grant, subject to earlier termination as provided in Section 12 hereof. The term of each NON-QUALIFIED STOCK OPTION shall be ten (10) years and one (1) day from the date of grant, subject to earlier termination as provided in
     Section 12 hereof. Any provision of the PROGRAM to the contrary notwithstanding, no OPTION shall be exercised after the time limitations stated in this Section 10.

11.  Limitations on Exercise
     -----------------------

     (a) Each OPTION granted under the PROGRAM shall become exercisable and vested only to the following extent: (i) up to one-third (1/3) of the OPTIONS granted may be exercised on or after the second (2nd) anniversary of the date of grant; (ii) up to two-thirds (2/3) of the OPTIONS granted may be exercised on or after the third (3rd) anniversary of the date of grant; and (iii) up to one hundred percent (100%) of the OPTIONS granted may be exercised on or after the fourth
          (4th) anniversary of the date of grant.

     (b) No OPTION under the PROGRAM designated by the COMMITTEE as an ISO and granted before January 1, 1987 may be exercised while there is outstanding in the hands of the OPTIONEE any ISO which was granted before the granting of the ISO hereunder sought to be exercised. For this purpose an ISO shall be treated as outstanding until such OPTION is (i) exercised in full, (ii) surrendered in full by exercising SARS pursuant to Section 8 hereof, or (iii) rendered void by reason of lapse of time.

12.  Termination of Employment or Relationship with the CORPORATION
     --------------------------------------------------------------

     (a) In the event of a TERMINATION by reason of a discharge or TERMINATION FOR CAUSE, any unexercised OPTIONS theretofore granted to an OPTIONEE under the PROGRAM shall forthwith terminate.

     (b) In the event of a TERMINATION by reason of RETIREMENT, all OPTIONS held by the OPTIONEE, to the extent that such OPTIONS have not previously expired or been exercised, shall become fully exercisable and vested, notwithstanding the provisions of Section 11(a) hereof, and the OPTIONEE shall have the right to exercise such OPTIONS in full at any time within their respective terms or within five (5) years after such RETIREMENT, whichever is shorter. This five-year period shall be extended if an OPTIONEE remains on the BOARD OF DIRECTORS after RETIREMENT. In such case, the OPTIONS may be exercised as long as the OPTIONEE remains a DIRECTOR and for a period of six (6) months thereafter, or within five (5) years after RETIREMENT, whichever is longer; provided, however, that no OPTION may be exercised after the expiration of its term. To the extent any ISO held by the OPTIONEE is exercised after the expiration of three (3) months after such TERMINATION, the exercise will be deemed to involve the exercise of a NON-QUALIFIED STOCK OPTION.

     (c) In the event of a TERMINATION by reason of disability or death, all OPTIONS held by the OPTIONEE, to the extent that such OPTIONS have not previously expired or been exercised, shall become fully exercisable and vested, notwithstanding the provisions of Section 11(a) hereof, and the OPTIONEE (or the OPTIONEE'S estate or a person who acquired the right to exercise such OPTIONS by bequest or inheritance) shall have the right to exercise such OPTIONS at any time within their respective terms or within one (1) year after the date of such TERMINATION, whichever is shorter. The term "disability" shall, for the purposes of the PLAN, be defined in Section 22(e)(3) of the CODE.

     (d) In the event of a TERMINATION by reason of a divestiture or change in control of a subsidiary of PG&E CORPORATION, which divestiture or change in control results in such subsidiary no longer qualifying as a subsidiary corporation under Section 424(f) of the CODE, all OPTIONS held by the OPTIONEE, to the extent that such OPTIONS have not previously expired or been exercised, shall become fully exercisable and vested, notwithstanding the provisions of Section 11(a) hereof, and the OPTIONEE shall have the right to exercise such OPTIONS in full at any time within their respective terms or within three (3) years after such TERMINATION, whichever is shorter. This three-year period shall be extended if an OPTIONEE remains on the BOARD OF DIRECTORS after such TERMINATION. In such case, the OPTIONS may be exercised as long as the OPTIONEE remains a DIRECTOR and for a period of six (6) months thereafter, or within three (3) years after such TERMINATION, whichever is longer; provided, however, that no OPTION may be exercised after the expiration of its term. To the extent any ISO held by the OPTIONEE is exercised after the expiration of three (3) months after such TERMINATION, the exercise will be deemed to involve the exercise of a NON-QUALIFIED STOCK OPTION.

     (e) In the event of a TERMINATION within one year after a CHANGE IN CONTROL of the CORPORATION (other than a TERMINATION covered by clauses (a), (b), or (c) above), OPTIONEE shall have the right to exercise OPTIONS which OPTIONEE then holds (which OPTIONS will have been accelerated previously in accordance with Section 16 below), to the extent that such OPTIONS have not previously expired or been exercised, in full at any time within their respective terms or within three (3) years after such TERMINATION, whichever is shorter. This three-year period shall be extended if an OPTIONEE remains on the BOARD OF DIRECTORS after such TERMINATION. In such case, the OPTIONS may be exercised as long as the OPTIONEE remains a DIRECTOR and for a period of six (6) months thereafter, or within three (3) years after such TERMINATION, whichever is longer; provided, however, that no OPTION may be exercised after the expiration of its term. To the extent any ISO held by the OPTIONEE is exercised after the expiration of three (3) months after such TERMINATION, the exercise will be deemed to involve the exercise of a NON-QUALIFIED STOCK OPTION.

     (f) In the event of a TERMINATION for any reason other than those specified in subparagraphs (a) through (e) above, (i) any unexercised OPTION or OPTIONS granted under the PROGRAM shall be deemed canceled and terminated forthwith, except that the OPTIONEE may exercise any unexercised OPTIONS theretofore granted which are otherwise exercisable and vested within the provisions of Section 11(a) hereof, during the balance of their respective terms or within thirty (30) days of such TERMINATION, whichever is shorter, and (ii) the DEA (if any) shall not be credited with any dividends paid after the date of such TERMINATION.

     (g) Notwithstanding the provisions of subparagraphs (a) through (f) above, the COMMITTEE may, in its sole discretion, establish different terms and conditions pertaining to the effect of TERMINATION, to the extent permitted by applicable federal and state law.

13.  Payment for Shares Upon Exercise of Options
     -------------------------------------------

     The exercise of any OPTION shall be contingent upon receipt by the CORPORATION of (i) cash (including any DEA funds payable to the OPTIONEE in connection with the exercise of such OPTION), (ii) check, (iii) shares of COMMON STOCK, (iv) an executed exercise notice together with irrevocable instructions to a broker to either sell the shares subject to the OPTION or hold such shares as collateral for a margin loan and to promptly deliver to the CORPORATION the amount of sale or loan proceeds required to pay the OPTION PRICE, (v) any combination of the foregoing in an amount equal to the full OPTION PRICE of the shares being purchased, or (vi) such other consideration and method of payment, other than a note from the OPTIONEE, as the COMMITTEE, in its sole discretion, may allow (which, in the case of an ISO shall be determined at the time of grant), to the extent permitted by applicable law. For purposes of this paragraph, shares of COMMON STOCK that are delivered in payment of the OPTION PRICE must have been previously owned by the OPTIONEE for a minimum of one year, and shall be valued at their FAIR MARKET VALUE as of the date of the exercise of the OPTION. The CORPORATION shall not make loans to any OPTIONEE for the purpose of exercising OPTIONS.

14.  Adjustments Upon Changes in Number or Value of Shares of Common Stock
     ---------------------------------------------------------------------

     If there are any changes in the number or value of shares of COMMON STOCK by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations or other events that materially increase or decrease the number or value of issued and outstanding shares of COMMON STOCK, the COMMITTEE may make such adjustments as it shall deem appropriate, in order to prevent dilution or enlargement of rights.

15.  Non-Transferability of Options
     ------------------------------

     An OPTION shall not be transferable by the OPTIONEE otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the CODE, Title I of ERISA or the rules thereunder. During the lifetime of the OPTIONEE, an OPTION may be exercised only by the OPTIONEE or by an alternate payee under a qualified domestic relations order.

16.  Change in Control
     -----------------

     Upon the occurrence of a CHANGE IN CONTROL (as defined below), any time periods relating to the exercise of any OPTION granted hereunder shall be accelerated so that such OPTION may be immediately exercised in full.

     A "CHANGE IN CONTROL" shall be deemed to have occurred if:

     (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the EXCHANGE ACT, but excluding any benefit plan for EMPLOYEES or any trustee, agent or other fiduciary for any such plan acting in such person's capacity as such fiduciary), directly or indirectly, becomes the beneficial owner of securities of PG&E CORPORATION representing twenty percent (20%) or more of the combined voting power of the CORPORATION's then outstanding securities;

     (b) during any two consecutive years, individuals who at the beginning of such a period constitute the BOARD OF DIRECTORS cease for any reason to constitute at least a majority of the BOARD OF DIRECTORS, unless the election, or the nomination for election by the shareholders of the CORPORATION, of each new DIRECTOR was approved by a vote of at least two-thirds (2/3) of the DIRECTORS then still in office who were DIRECTORS at the beginning of the period; or

     (c) the shareholders of the CORPORATION shall have approved (i) any consolidation or merger of the CORPORATION other than a merger or consolidation which would result in the voting securities of the CORPORATION outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent of such surviving entity) at least 70 percent of the Combined Voting Power of the CORPORATION, such surviving entity or the parent of such surviving entity outstanding immediately after the merger or consolidation; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the CORPORATION, or (iii) any plan or proposal for the liquidation or dissolution of the CORPORATION. For purposes of this paragraph, the term Combined Voting Power shall mean the combined voting power of the CORPORATION's or other relevant entity's then outstanding voting securities.

17.  Listing and Registration of Shares
     ----------------------------------

     Each OPTION shall be subject to the requirement that if at any time the COMMITTEE shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby under any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, including the California Public Utilities Commission, is necessary or desirable as a condition of, or in connection with, the granting of such OPTION or the issue or purchase of shares thereunder, such OPTION may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the COMMITTEE.

18.  Amendment and Termination of the Plan and Options
     -------------------------------------------------

     The BOARD OF DIRECTORS or the COMMITTEE may at any time suspend, terminate, modify or amend the PLAN in any respect; provided, however, that, to the extent necessary and desirable to comply with Section 422 of the CODE (or any other applicable law or regulation, including the requirements of any stock exchange on which the COMMON STOCK is listed or quoted), shareholder approval of any PLAN amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation.

     No suspension, termination, modification or amendment of the PLAN may, without the consent of the OPTIONEE, adversely affect his or her rights under OPTIONS theretofore granted to such OPTIONEE. In the event of amendments to the CODE or applicable rules or regulations relating to ISOS subsequent to the date hereof, the CORPORATION may amend the PLAN, and the CORPORATION and OPTIONEES holding OPTION agreements may agree to amend outstanding OPTION agreements, to conform to such amendments.

     The COMMITTEE may make such amendments or modifications in the terms and conditions of any OPTION as it may deem advisable, or cancel or annul any grant of an OPTION; provided, however, that no such amendment, modification, cancellation or annulment may, without the consent of the OPTIONEE, adversely affect his or her rights under such OPTION; and provided further the COMMITTEE may not reduce the OPTION PRICE or purchase price of any OPTION or OPTION below the original OPTION PRICE or purchase price.

     Notwithstanding the foregoing, the COMMITTEE reserves the right, in its sole discretion, to (i) convert any outstanding ISOS to NON-QUALIFIED STOCK OPTIONS, (ii) to require a OPTIONEE to forfeit any unexercised or unpurchased OPTIONS, any shares received or purchased pursuant to an OPTION, or any gains realized by virtue of the receipt of an OPTION in the event that such OPTIONEE competes against the CORPORATION, and (iii) to cancel or annul any grant of an

     OPTION in the event of a OPTIONEE'S TERMINATION FOR CAUSE. For purposes of the PROGRAM, "TERMINATION FOR CAUSE" shall include, but not be limited to, termination because of dishonesty, criminal offense or violation of a work rule, and shall be determined by, and in the sole discretion of, the COMMITTEE.

19.  Effective Date of the Plan and Duration
     ---------------------------------------

     The PLAN first became effective as of January 1, 1992. It has since been amended and restated. The amended and restated PLAN became effective as of January 1, 1996, upon approval by the shareholders of Pacific Gas and Electric Company at its Annual Meeting on April 17, 1996. Effective January 1, 1997, the PLAN was assumed by PG&E CORPORATION. The PLAN was subsequently amended on October 21, 1998, April 21, 1999, and February 16, 2000. Unless terminated sooner pursuant to Section 18 hereof, the PLAN shall terminate on December 31, 2005.

20.  Definitions
     -----------

     (a)  BOARD OF DIRECTORS means the Board of Directors of PG&E CORPORATION.
          ------------------

     (b)  CHANGE IN CONTROL has the meaning set forth in Section 16 hereof.
          -----------------

     (c)  CHIEF EXECUTIVE OFFICER means the Chief Executive Officer of PG&E
          -----------------------
          CORPORATION.

     (d)  CODE means the Internal Revenue Code of 1986, as amended from time to
          ----
          time.

     (e)  COMMITTEE means the Nominating and Compensation Committee of the BOARD
          ---------
          OF DIRECTORS or any successor to such committee.

     (f)  COMMON STOCK means common shares of PG&E CORPORATION with no par value
          ------------
          and any class of common shares into which such common shares hereafter may be converted.

     (g)  CONSULTANT means any person, including an advisor, who is engaged by
          ----------
          the CORPORATION to render services.

     (h)  CORPORATION means PG&E CORPORATION, and any parent corporation (as
          -----------
          defined in Section 424(e) of the CODE) or subsidiary corporation (as defined in Section 424(f) of the CODE).

     (i)  DEA means a Dividend Equivalent Account described in Section 9 hereof.
          ---

     (j)  DIRECTOR means any person who is a member of the BOARD OF DIRECTORS or
          --------
          the Board of Directors of any parent corporation (as defined in Section 424(e) of the CODE) which may hereafter be established, including an advisory, emeritus or honorary director.

     (k)  DIVIDEND EQUIVALENT means a right that entitles the OPTIONEE to
          -------------------
          receive cash or COMMON STOCK based on the dividends declared on the COMMON STOCK covered by such right.

     (l)  ELIGIBLE PARTICIPANT means any KEY EMPLOYEE. It also means, if so
          --------------------
          identified by the COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of OPTIONS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof), other EMPLOYEES, DIRECTORS, CONSULTANTS, employees or consultants of any affiliates of PG&E CORPORATION, and other persons whose participation in the PROGRAM is deemed by the COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of OPTIONS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof) to be in the best interests of the CORPORATION; provided, however, that DIRECTORS who are not EMPLOYEES shall not be ELIGIBLE PARTICIPANTS for purposes of the PLAN.

     (m)  EMPLOYEE means any person who is employed by the CORPORATION. The
          --------
          payment of a director's fee or consulting fee by the CORPORATION shall not be sufficient to constitute "employment" by the CORPORATION.

     (n)  ERISA means the Employee Retirement Income Security Act of 1974, as
          -----
          amended.

     (o)  EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.
          ------------

     (p)  FAIR MARKET VALUE means the closing price of the COMMON STOCK reported
          -----------------
          on the New York Stock Exchange Composite Transactions for the date specified for determining such value.

     (q)  ISO means an OPTION intended to qualify as an incentive stock option
          ---
          under Section 422 of the CODE.

     (r)  KEY EMPLOYEE means the Corporate Secretary, Treasurer, Vice Presidents
          ------------
          and other executive officers of PG&E CORPORATION above the rank of Vice President. It also means, if so identified by the

          COMMITTEE (or by the CHIEF EXECUTIVE OFFICER, in the case of OPTIONS granted by the CHIEF EXECUTIVE OFFICER to certain ELIGIBLE PARTICIPANTS pursuant to Section 2 hereof), executive officers of wholly-owned subsidiaries of PG&E CORPORATION (including subsidiaries which become such after adoption of the PROGRAM) and any other key management employee of PG&E CORPORATION or any wholly-owned subsidiary of PG&E CORPORATION.

     (s)  NON-EMPLOYEE DIRECTOR means a DIRECTOR who is not an EMPLOYEE.
          ---------------------

     (t)  NON-QUALIFIED STOCK OPTION means any OPTION which is not an ISO.
          --------------------------

     (u)  OPTION means an option to purchase shares of COMMON STOCK granted
          ------
          under the PLAN.

     (v)  OPTIONEE means the ELIGIBLE PARTICIPANT receiving the OPTION, or his
          --------
          or her legal representative, legatees, distributees or alternate payees, as the case may be.

     (w)  OPTION PRICE means the purchase price for the COMMON STOCK upon
          ------------
          exercise of an OPTION.

     (x)  PG&E CORPORATION means PG&E CORPORATION, a California corporation.
          ----------------

     (y)  PLAN means this Stock Option Plan as amended and restated herein and
          ----
          as may be amended from time to time, or any successor plan which the COMMITTEE may adopt from time to time with respect to the grant of OPTIONS under the PROGRAM.

     (z)  PROGRAM means the PG&E Corporation Long-Term Incentive Program, as
          -------
          amended effective as of April 21, 1999, and as may be amended from time to time, pursuant to which the PLAN is adopted.

     (aa) RETIREMENT means termination of employment with the CORPORATION at age
          ----------
          55 or later, provided that the ELIGIBLE PARTICIPANT was employed by the CORPORATION for at least five consecutive years prior to the date of termination.

     (bb) RULE 16b-3 means Rule 16b-3 under the EXCHANGE ACT or any successor to
          ----------
          Rule 16b-3, as in effect when discretion is being exercised with respect to the PLAN.

     (cc) SAR means a stock appreciation right whose value is based on the
          ---
          increase in the FAIR MARKET VALUE of the COMMON STOCK covered by such right.

     (dd) SECTION 16 OFFICER means any person who is designated by the BOARD OF
          ------------------
          DIRECTORS as an executive officer of PG&E CORPORATION and any other person who is designated as an officer of PG&E CORPORATION for purposes of Section 16 of the EXCHANGE ACT.

     (ee) TANDEM refers to a DIVIDEND EQUIVALENT or SAR (as the case may be)
          ------
          granted in conjunction with an OPTION.

     (ff) TERMINATION occurs when an EMPLOYEE ceases to be employed by the
          -----------
          CORPORATION as a common law employee, when a DIRECTOR ceases to be a member of the BOARD OF DIRECTORS or the Board of Directors of any parent corporation which may hereafter be established (as the case may be), or when the relationship between the CORPORATION and a CONSULTANT or other ELIGIBLE PARTICIPANT terminates, as the case may be.

     (gg) TERMINATION FOR CAUSE has the meaning set forth in Section 12 hereof.
          ---------------------

                                   EXHIBIT B

                               PG&E CORPORATION
                             PERFORMANCE UNIT PLAN

          This is the controlling and definitive statement of the Performance Unit Plan ("PLAN"/3/) for ELIGIBLE EMPLOYEES of PG&E CORPORATION ("CORPORATION") and such other companies, affiliates, subsidiaries, or associations as the BOARD OF DIRECTORS may designate from time to time. The PLAN was first adopted by the BOARD in 1989 and was effective January 1, 1990. It has since been amended from time to time, most recently on February 16, 2000.

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          1.01  Board of Directors or Board shall mean the BOARD OF DIRECTORS of
                ------------------
the CORPORATION or, when appropriate, any committee of the BOARD which has been delegated the authority to take action with respect to the PLAN.

          1.02  Committee shall mean the Nominating and Compensation Committee
                ---------
of the BOARD OF DIRECTORS.

          1.03  Corporation shall mean PG&E CORPORATION, a California
                -----------
corporation.

          1.04  Eligible Employee shall mean employees of the CORPORATION who
                -----------------
are officers at the vice presidential level or above, the corporate secretary, the controller, and the treasurer of the CORPORATION, and such other employees of the CORPORATION, other companies, affiliates, subsidiaries, or associations as may be designated by the COMMITTEE.

          1.05  Performance Targets shall mean the annual CORPORATION financial
                -------------------
and operational goals adopted by the COMMITTEE to be used in determining awards under the PLAN.

          1.06  Plan shall mean the Performance Unit Plan ("PUP") as set forth
                ----
herein and as may be amended from time to time.

          1.07  Plan Administrator shall mean the COMMITTEE or such individual
                ------------------
or individuals as that COMMITTEE may appoint to handle the day-to-day affairs of the PLAN.

____________________________________
/3/ Words in all capitals are defined in Article I.

          1.08  Price shall mean the average market price of STOCK for the last
                -----
30-day period of the YEAR preceding the YEAR in which UNITS are payable.

          1.09  PUP Units shall mean the units granted to ELIGIBLE EMPLOYEES who
                ---------
participate in the PLAN. A PUP UNIT has the equivalent value of the current market price of a share of STOCK at the time of grant.

          1.10  Retirement means termination of employment with the CORPORATION
                ----------
at age 55 or later, provided that the ELIGIBLE EMPLOYEE was employed by the CORPORATION for at least five consecutive years prior to the date of termination.

          1.11  Stock shall mean the common stock of the CORPORATION and any
                -----
class of common shares into which such STOCK hereafter may be converted.

          1.12  Vesting Period shall mean the three calendar YEARS commencing
                --------------
with the YEAR in which PUP UNITS are granted.

          1.13  Year shall mean a calendar year.
                ----

                                   ARTICLE II

          2.01 Prior to the beginning of each YEAR, the COMMITTEE shall determine whether PUP UNITS will be granted for such YEAR, the ELIGIBLE EMPLOYEES to whom PUP UNITS will be granted, and the number of PUP UNITS to be granted to each ELIGIBLE EMPLOYEE. Employees who become ELIGIBLE EMPLOYEES after the beginning of a YEAR shall be entitled to a prorata grant of PUP UNITS.

          2.02 At the same time that the COMMITTEE makes its determination as to the granting of PUP UNITS, it shall also establish PERFORMANCE TARGETS. Although it is intended that PERFORMANCE TARGETS will not change in the course of the YEAR, the COMMITTEE reserves the right to modify or adjust a previously set PERFORMANCE TARGET if, in its sole discretion, extraordinary events warrant such modification or adjustment; provided, however, that no such modification or adjustment shall increase the amount of any payment that would otherwise be due based upon performance as measured against the original PERFORMANCE TARGET.

          2.03 Each grant of PUP UNITS shall have its own VESTING PERIOD. Subject to modification as measured against a given YEAR's applicable PERFORMANCE TARGET, each grant of PUP UNITS shall be payable as follows:

          a.  One-third after the end of the first YEAR of the VESTING PERIOD;

          b.  One-third after the end of the second YEAR of the VESTING PERIOD;
and

          c.  One-third after the end of the third YEAR of the VESTING PERIOD.

          2.04 To determine the number of PUP UNITS earned, the applicable PERFORMANCE TARGET shall be the PERFORMANCE TARGET for the YEAR in which the PUP UNITS vest. Performance as measured against the applicable PERFORMANCE TARGET for a YEAR shall modify all PUP UNITS that vest at the end of such YEAR. The PERFORMANCE TARGETS established by the COMMITTEE may modify the number of UNITS earned from 0% to 200% of the number of vested UNITS.

          2.05 ELIGIBLE EMPLOYEES shall receive a cash payment as soon as practicable following the YEAR PUP UNITS vest pursuant to the schedule set forth in Section 2.03. The amount of the payment shall be equal to the product of the number of PUP UNITS earned multiplied by the PRICE of STOCK.

          2.06 Each time that the CORPORATION declares a dividend on its STOCK, an amount equal to the dividend multiplied by an ELIGIBLE EMPLOYEE's outstanding, but unearned PUP UNITS, shall be accrued on behalf of each ELIGIBLE EMPLOYEE. As soon as practicable following the end of each YEAR, ELIGIBLE EMPLOYEES shall receive a cash payment of the dividends accrued for that YEAR, modified by performance for that YEAR as measured under Section 2.04.

          2.07 An ELIGIBLE EMPLOYEE may elect to defer the payment of PUP UNITS and/or dividends paid on PUP UNITS by making a timely election under the Deferred Compensation Plan. Deferrals of benefits payable under this Plan shall be subject to the rules contained in the Deferred Compensation Plan governing elections to defer and receipt of deferred amounts.


                                  ARTICLE III

          3.01  Retirement.  Upon RETIREMENT, all outstanding PUP UNITS continue
                ----------
to be payable according to the terms of the PLAN. Thus, the number of UNITS eventually earned by a retired employee is still subject to modification depending on the extent to which applicable PERFORMANCE TARGETS are met during the YEAR preceding the January in which UNITS become payable under the schedule of Section 2.03. A retired employee is not entitled to receive grants of PUP UNITS after RETIREMENT.

          3.02  Disability.  If an ELIGIBLE EMPLOYEE is both disabled and
                ----------
entitled to receive benefits under Pacific Gas and Electric Company's Long Term

Disability Plan, UNITS granted prior to the date of disability shall continue to be payable according to the terms of this PLAN. An ELIGIBLE EMPLOYEE is not entitled to receive grants of PUP UNITS after the date of disability as determined under the provisions of the Long Term Disability Plan. If an ELIGIBLE EMPLOYEE ceases to be an ELIGIBLE EMPLOYEE because of disability and is not entitled to receive benefits under Pacific Gas and Electric Company's Long Term Disability Plan, all outstanding grants of PUP UNITS become vested and payable as soon as practicable in the YEAR following the YEAR in which the ELIGIBLE EMPLOYEE ceases to be an ELIGIBLE EMPLOYEE. All of the UNITS payable shall be subject to modification based upon performance as measured against the PERFORMANCE TARGET for the YEAR in which the ELIGIBLE EMPLOYEE ceases to be an ELIGIBLE EMPLOYEE.

          3.03  Death.  In the event of the death of an ELIGIBLE EMPLOYEE, all
                -----
outstanding grants of PUP UNITS held by the ELIGIBLE EMPLOYEE at the date of death shall become vested and payable as soon as practicable in the YEAR following the YEAR of death. All of the UNITS payable after an ELIGIBLE EMPLOYEE's death shall be subject to modification based upon performance as measured against the PERFORMANCE TARGET for the YEAR in which the death of the ELIGIBLE EMPLOYEE occurs.

          3.04  Termination.  If an ELIGIBLE EMPLOYEE ceases to be an ELIGIBLE
                -----------
EMPLOYEE for any reason other than RETIREMENT, disability, or death, all outstanding grants of PUP UNITS shall be canceled as of the date that the ELIGIBLE EMPLOYEE ceases to be an ELIGIBLE EMPLOYEE unless otherwise provided in the PG&E Corporation Officer Severance Policy.

          3.05  Change in Control.  Upon a Change in Control as defined in the
                -----------------
PG&E Corporation Long Term Incentive Program (Program), all PUP UNITS shall become vested and payable as soon as practicable in the YEAR following the Change in Control in accordance with Section 16 of the Program.


                                  ARTICLE IV

                           ADMINISTRATIVE PROVISIONS
                           -------------------------

          4.01  Administration.  The PLAN shall be administered by the PLAN
                --------------
ADMINISTRATOR who shall have the authority to interpret the PLAN and make such rules as it deems appropriate. The PLAN ADMINISTRATOR shall have the duty and responsibility of maintaining records, making the requisite calculations, and disbursing payments hereunder. The PLAN ADMINISTRATOR's interpretations, determinations, rules, and calculations shall be final and binding on all persons and parties concerned.

          4.02  Amendment and Termination.  The CORPORATION may amend or
                -------------------------
terminate the PLAN at any time, provided, however, that no such amendment or termination shall adversely affect PUP UNITS which an ELIGIBLE EMPLOYEE has earned prior to the date of such amendment or termination. PUP UNITS outstanding but unearned at the date of any such amendment or termination may, in the sole discretion of the CORPORATION, be canceled, and the CORPORATION shall have no obligation to provide a substitute benefit of lesser, equal, or greater value.

          4.03  Nonassignability of Benefits.  The benefits payable under this
                ----------------------------
PLAN or the right to receive future benefits under this PLAN may not be anticipated, alienated, pledged, encumbered, or subject to any charge or legal process, and if any attempt is made to do so, or a person eligible for any benefits becomes bankrupt, the interest under the PLAN of the person affected may be terminated by the PLAN ADMINISTRATOR which, in its sole discretion, may cause the same to be held if applied for the benefit of one or more of the dependents of such person or make any other disposition of such benefits that it deems appropriate.

          4.04  No Guarantee of Employment.  Nothing contained in this PLAN
                --------------------------
shall be construed as a contract of employment between the CORPORATION or the ELIGIBLE EMPLOYEE, or as a right of the ELIGIBLE EMPLOYEE to be continued in the employ of the CORPORATION, to remain as an officer of the CORPORATION, or as a limitation on the right of the CORPORATION to discharge any of its employees, with or without cause.

          4.05  Benefits Unfunded and Unsecured.  The benefits under this PLAN
                -------------------------------
are unfunded, and the interest under this PLAN of any ELIGIBLE EMPLOYEE and such ELIGIBLE EMPLOYEE's right to receive a distribution of benefits under this PLAN shall be an unsecured claim against the general assets of the CORPORATION.

          4.06  Applicable Law.  All questions pertaining to the construction,
                --------------
validity, and effect of the PLAN shall be determined in accordance with the laws of the United States, and to the extent not preempted by such laws, by the laws of the State of California.

                                   EXHIBIT C

                                PG&E CORPORATION
                   NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN
                  (As amended effective as of April 21, 1999)

1.   Purpose of the Plan
     -------------------

     This is the controlling and definitive statement of the PG&E Corporation Non-Employee Director Stock Incentive Plan (hereinafter called the PLAN/4/). The purpose of the PLAN is to advance the interests of the CORPORATION by providing NON-EMPLOYEE DIRECTORS with financial incentives to promote the success of its long-term (five to ten years) business objectives, and to increase their proprietary interest in the success of the CORPORATION. Inasmuch as the PLAN is designed to encourage financial performance and to improve the value of shareholders' investment in PG&E CORPORATION, the costs of the PLAN will be funded from corporate earnings.

2.   Formula Awards of Director Restricted Stock, Non-Qualified Stock Options
     ------------------------------------------------------------------------
     and Phantom Stock to Non-Employee Directors
     -------------------------------------------

     All awards of DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK under the PLAN shall be automatic and non-discretionary, and shall be made strictly in accordance with the provisions contained herein. No person shall have any discretion to select which NON-EMPLOYEE DIRECTORS shall be granted DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS or PHANTOM STOCK. Further, no person shall have any discretion to determine the number of shares of DIRECTOR RESTRICTED STOCK awarded to a NON-EMPLOYEE DIRECTOR, and, except as otherwise provided in Section 4 with respect to a NON-EMPLOYEE DIRECTOR'S election to allocate formula awards between NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK, no person shall have any discretion to determine the number of shares underlying NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK awarded to a NON-EMPLOYEE DIRECTOR.

3.   Awards of Director Restricted Stock
     -----------------------------------

     (a) On the first business day of each calendar year beginning on January 1, 1998, during the duration of the PLAN, each person who is a NON-EMPLOYEE DIRECTOR on the first business day of the applicable calendar year shall receive a grant of DIRECTOR RESTRICTED STOCK in an amount to be determined in accordance with the formula set forth in this Section 3(a). The number of shares of DIRECTOR RESTRICTED

-----------------------------
/4/Capitalized words are defined in Section 15 hereof.

          STOCK to be granted to each NON-EMPLOYEE DIRECTOR each calendar year shall be determined by (i) dividing ten thousand dollars ($10,000) by the FAIR MARKET VALUE of the COMMON STOCK on the first business day of the applicable calendar year, and (ii) rounding the resulting number down to the nearest whole share. No person shall receive more than one
          (1) grant of DIRECTOR RESTRICTED STOCK during any calendar year.

     (b) Shares of DIRECTOR RESTRICTED STOCK shall vest cumulatively as follows: (i) twenty percent (20%) of such shares on the first anniversary of the date of grant; (ii) forty percent (40%) of such shares on the second anniversary of the date of grant; (iii) sixty percent (60%) of such shares on the third anniversary of the date of grant; (iv) eighty percent (80%) of such shares on the fourth anniversary of the date of grant; and (v) one hundred percent (100%) of such shares on the fifth anniversary of the date of grant. Shares of DIRECTOR RESTRICTED STOCK may not be resold or otherwise transferred by a GRANTEE until such shares are vested in accordance with the provisions of this Section 3(b).

4.   Annual Election to Receive Non-Qualified Stock Options and Phantom Stock
     ------------------------------------------------------------------------

     By June 30 of each calendar year during the term of the Plan, each person who is then a NON-EMPLOYEE DIRECTOR shall deliver to the Corporate Secretary a written election to receive either NON-QUALIFIED STOCK OPTIONS or PHANTOM STOCK, or both, with an aggregate value of $20,000, on the first business day of the following calendar year, provided the person continues to be a NON-EMPLOYEE DIRECTOR on the date the award would otherwise be made. A NON-EMPLOYEE DIRECTOR may allocate between NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK in minimum increments with a value equal to $5,000, as determined in accordance with Section 5 below with respect to NON-QUALIFIED STOCK OPTIONS, and Section 6 below, with respect to PHANTOM STOCK. All awards of NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK made to NON-EMPLOYEE DIRECTORS shall comply with Section 5 and Section 6 below, respectively. A NON-EMPLOYEE DIRECTOR who has failed to make a timely election or who became a NON-EMPLOYEE DIRECTOR after June 30 shall be awarded NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK, each with a value of $10,000 as determined in accordance with Section 5 and Section 6, respectively, provided that the NON-EMPLOYEE DIRECTOR continues to be a NON-EMPLOYEE DIRECTOR on the on the first business day of the following calendar year. Notwithstanding the foregoing, elections for calendar year 1998 must be received by December 31, 1997, to be effective on the first business day of calendar year 1998.

5.   Grant of Non-Qualified Stock Options to Non-Employee Directors
     --------------------------------------------------------------

     (a) On the first business day of each calendar year beginning on January 1, 1998, during the duration of the PLAN, each person who is then a NON-EMPLOYEE DIRECTOR and who has elected to receive an award of NON-QUALIFIED STOCK OPTIONS in accordance with Section 4, shall receive a grant of NON-QUALIFIED STOCK OPTIONS with an aggregate value equal to $5,000, $10,000, $15,000, or $20,000, as previously elected by the
          NON-EMPLOYEE DIRECTOR (or $10,000 in the case of a NON-EMPLOYEE DIRECTOR who has failed to make a timely election in accordance with
          Section 4 or who became a NON-EMPLOYEE DIRECTOR after June 30) (the "Elected Option Value"). The number of shares subject to the NON-QUALIFIED STOCK OPTIONS shall be determined by dividing the Elected Option Value by the value of a NON-QUALIFIED STOCK OPTION to purchase a single share of PG&E Corporation common stock as of the first business day of the applicable calendar year. The per stock option value shall be calculated in accordance with the Black-Scholes stock option valuation method using the average preceding November closing price of PG&E Corporation stock and reducing the per option value so calculated by twenty percent. The resulting number of NON-QUALIFIED STOCK OPTIONS shall be rounded down to the nearest whole share. No person shall receive more than one grant of NON-QUALIFIED STOCK OPTIONS during any calendar year.

     (b) The OPTION PRICE of the COMMON STOCK subject under each NON-QUALIFIED STOCK OPTION shall be the FAIR MARKET VALUE of the COMMON STOCK on the date of grant. The exercise of any NON-QUALIFIED STOCK OPTION shall be contingent upon receipt by the CORPORATION of (i) cash, (ii) check,
          (iii) shares of COMMON STOCK, (iv) an executed exercise notice together with irrevocable instructions to a broker to either sell the shares subject to the NON-QUALIFIED STOCK OPTION or hold such shares as collateral for a margin loan and to promptly deliver to the CORPORATION the amount of sale or loan proceeds required to pay the OPTION PRICE, or (v) any combination of the foregoing in an amount equal to the full OPTION PRICE of the shares being purchased. For purposes of this paragraph, shares of COMMON STOCK that are delivered in payment of the OPTION PRICE must have been previously owned by the GRANTEE for a minimum of one year, and shall be valued at their FAIR MARKET VALUE as of the date of the exercise of the NON-QUALIFIED STOCK OPTION. The CORPORATION shall not make loans to any GRANTEE for the purpose of exercising NON-QUALIFIED STOCK OPTIONS.

     (c) Each NON-QUALIFIED STOCK OPTION granted under the Plan shall become exercisable and vested cumulatively as follows: (i) up to thirty-three percent (33%) of the NON-QUALIFIED STOCK OPTION may be exercised on or after the second anniversary of the date of grant; (ii) up to sixty-six percent (66%) of the NON-QUALIFIED STOCK OPTION may be exercised on or after the third anniversary of the date of grant; and
          (iii) up to one hundred percent (100%) of the NON-QUALIFIED STOCK OPTION may be exercised on or after the fourth anniversary of the date of grant.

     (d) The term of each NON-QUALIFIED STOCK OPTION shall be ten years and one day from the date of grant, subject to earlier termination as provided in Section 9 hereof. Any provision of the PLAN to the contrary notwithstanding, no NON-QUALIFIED STOCK OPTION shall be exercised after the time limitations stated in this Section 5(d).

6.   Awards of Phantom Stock to Non-Employee Directors
     -------------------------------------------------

     (a) On the first business day of each calendar year beginning on January 1, 1998, during the duration of the PLAN, each person who is then a NON-EMPLOYEE DIRECTOR and who has elected to receive an award of PHANTOM STOCK in accordance with Section 4, shall be credited with an amount of PHANTOM STOCK with a value (as determined by the FAIR MARKET VALUE of the COMMON STOCK on the first business day of the applicable calendar year) equal to $5,000, $10,000, $15,000, or $20,000, as previously elected by the NON-EMPLOYEE DIRECTOR (the "Elected Phantom Stock Value"). The number of shares of PHANTOM STOCK (including fractions computed to three decimal places) to be granted to each NON-EMPLOYEE DIRECTOR each calendar year shall be determined by dividing the Elected Phantom Stock Value (or $10,000 in the case of a NON-EMPLOYEE DIRECTOR who has failed to make a timely election in accordance with Section 4 or who became a NON-EMPLOYEE DIRECTOR after June 30) by the FAIR MARKET VALUE of the COMMON STOCK on the first business day of the applicable calendar year. No person shall receive more than one grant of PHANTOM STOCK during any calendar year. The shares of PHANTOM STOCK awarded to a NON-EMPLOYEE DIRECTOR shall be credited to a newly established PHANTOM STOCK account for the NON-EMPLOYEE DIRECTOR. Each share of PHANTOM STOCK shall be deemed to be equal to one share (or fraction thereof) of COMMON STOCK on the date of grant, and shall thereafter fluctuate in value in accordance with the FAIR MARKET VALUE of the COMMON STOCK.

     (b) Each NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall be credited quarterly on each dividend payment date with additional shares of PHANTOM STOCK (including fractions computed to three decimal places) determined by dividing (i) the aggregate amount of dividends, i.e,. the dividend multiplied by the number of shares of

          PHANTOM STOCK credited to the participant's account as of the dividend record date, by (ii) by the FAIR MARKET VALUE of the COMMON STOCK on the dividend payment date.

     (c) Payment of the shares of PHANTOM STOCK credited to a NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall only be made after the NON-EMPLOYEE DIRECTOR'S RETIREMENT or MANDATORY RETIREMENT from the BOARD OF DIRECTORS. Payment shall be made only in the form of shares of COMMON STOCK equal to the number of shares of PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account on the date of distribution, rounded down to the nearest whole share. The NON-EMPLOYEE DIRECTOR may elect to receive the number of shares of COMMON STOCK to which he is entitled in a lump sum distribution of the entire amount or in a series of ten or less approximately equal annual installments, provided that distribution shall commence no later than January of the year following the year in which the NON-EMPLOYEE DIRECTOR'S RETIREMENT or MANDATORY RETIREMENT occurred.

7.   Shares of Stock Subject to the Plan
     -----------------------------------

     There shall be reserved for use under the PLAN and for the grant of any other INCENTIVE AWARDS pursuant to the PROGRAM (subject to the provisions of Section 10 hereof) a total of 34,389,230 shares of COMMON STOCK, which shares may be authorized but unissued shares of COMMON STOCK or issued shares of COMMON STOCK which shall have been reacquired by PG&E CORPORATION.

8.   Dividend, Voting and Other Shareholder Rights
     ---------------------------------------------

     Except as otherwise provided in the PLAN, each GRANTEE shall have all of the rights of a shareholder of PG&E CORPORATION with respect to all outstanding shares of DIRECTOR RESTRICTED STOCK registered in his or her name, whether or not such shares are vested, including the right to receive dividends and other distributions paid or made with respect to such shares and the right to vote such shares. No GRANTEE shall have any of the rights of a shareholder of PG&E CORPORATION with respect to a NON-QUALIFIED STOCK OPTION until the shares acquired upon exercise of such NON-QUALIFIED STOCK OPTION have been issued and registered in his or her name. No GRANTEE shall have any of the rights of a shareholder of PG&E CORPORATION with respect to PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account under the Plan.

9.   Termination of Status as a Non-Employee Director
     ------------------------------------------------

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

     (a) In the event of a TERMINATION by reason of disability or death, (i) all shares of DIRECTOR RESTRICTED STOCK held by the GRANTEE shall become fully vested, notwithstanding the provisions of Section 3(b) hereof, and the GRANTEE (or the GRANTEE'S estate or a person who acquired the shares of DIRECTOR RESTRICTED STOCK by bequest or inheritance) shall have the right to resell or transfer such shares at any time, (ii) all NON-QUALIFIED STOCK OPTIONS held by the GRANTEE, to the extent that such NON-QUALIFIED STOCK OPTIONS have not previously expired or been exercised, shall become fully vested and exercisable, notwithstanding the provisions of Section 5(c) hereof, and the GRANTEE (or the GRANTEE'S estate or a person who acquired the right to exercise the NON-QUALIFIED STOCK OPTION by bequest or inheritance) shall have the right to exercise the NON-QUALIFIED STOCK OPTIONS at any time within their respective terms or within one (1) year after the date of the GRANTEE'S death or disability, whichever is shorter, and (iii) all shares of PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall immediately become payable to the GRANTEE (or the GRANTEE'S estate or a person who acquired the shares of PHANTOM STOCK by bequest or inheritance) in the form of a number of shares of COMMON STOCK equal to the number of shares of PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account, rounded down to the nearest whole share. The term "disability" shall, for the purposes of the PLAN, be defined in
          Section 22(e)(3) of the CODE.

     (b) In the event of a TERMINATION by reason of MANDATORY RETIREMENT, (i) all shares of DIRECTOR RESTRICTED STOCK held by the GRANTEE shall become fully vested, notwithstanding the provisions of Section 3(b) hereof, and the GRANTEE shall have the right to resell or transfer such shares at any time, (ii) the NON-QUALIFIED STOCK OPTIONS then held by the GRANTEE, to the extent that such NON-QUALIFIED STOCK OPTIONS have not previously expired or been exercised, shall become fully vested and exercisable, notwithstanding the provisions of
          Section 5(c) hereof, and the GRANTEE shall have the right to exercise the NON-QUALIFIED STOCK OPTIONS at any time within their respective terms or within five (5) years after such MANDATORY RETIREMENT, whichever is shorter; and (iii) all shares of PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall become payable to the GRANTEE in accordance with Section 6(c) hereof.

     (c) In the event of a TERMINATION for any reason other than those specified in subparagraphs (a) and (b) above, (i) any unvested shares of DIRECTOR RESTRICTED STOCK granted hereunder shall be forfeited and the GRANTEE shall return to the CORPORATION for cancellation any stock certificates representing such forfeited shares which forfeited shares shall be deemed to be canceled and no longer outstanding as of the date of TERMINATION; and from and after the date of TERMINATION, the GRANTEE shall cease to be a shareholder with respect to such forfeited shares and shall have no dividend, voting or other rights with respect thereto, (ii) any NON-QUALIFIED STOCK OPTIONS granted hereunder that have not yet vested and become exercisable shall terminate, (iii) the GRANTEE shall have the right to exercise NON-QUALIFIED STOCK OPTIONS, to the extent that such NON-QUALIFIED STOCK OPTIONS have vested and become exercisable as of the date of TERMINATION, at any time within their respective terms or within three months after such TERMINATION, whichever is shorter, after which the NON-QUALIFIED STOCK OPTIONS shall terminate, and (iv) all shares of PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall be forfeited on the date of TERMINATION; provided, however, that if the TERMINATION results from the NON-EMPLOYEE DIRECTOR'S RETIREMENT, then the PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTOR'S PHANTOM STOCK account shall become payable in accordance with Section 6(c) hereof.

     (d) Notwithstanding the provisions of subparagraphs (a) through (c) above, the BOARD OF DIRECTORS may, in its sole discretion, establish different terms and conditions pertaining to the effect of TERMINATION, to the extent permitted by applicable federal and state law.

10.  Adjustments Upon Changes in Number or Value of Shares of Common Stock
     ---------------------------------------------------------------------

     If there are any changes in the number or value of shares of COMMON STOCK by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations or other events that materially increase or decrease the number or value of issued and outstanding shares of COMMON STOCK, the BOARD OF DIRECTORS or COMMITTEE may make such adjustments as it shall deem appropriate, in order to prevent dilution or enlargement of rights.

11.  Non-Transferability
     -------------------

     NON-QUALIFIED STOCK OPTIONS, PHANTOM STOCK, and shares of DIRECTOR RESTRICTED STOCK that have not vested in accordance with the provisions of
     Section 3(b) hereof, shall not be transferable by the GRANTEE otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the CODE, Title I of ERISA or the rules thereunder.

12.  Change in Control
     -----------------

     Upon the occurrence of a CHANGE IN CONTROL (as defined below), (i) any time periods relating to the vesting of any shares of DIRECTOR RESTRICTED STOCK granted hereunder shall be accelerated so that all such shares immediately become fully vested, (ii) any time periods relating to the vesting of NON-QUALIFIED STOCK OPTIONS granted hereunder shall be accelerated so that all such NON-QUALIFIED STOCK OPTIONS immediately become fully vested and exercisable for the remainder of their terms, and (iii) all shares of PHANTOM STOCK credited to the NON-EMPLOYEE DIRECTORS' PHANTOM STOCK accounts shall become payable in accordance with Section 6(c) hereof as if the CHANGE IN CONTROL constituted a RETIREMENT.

     A "CHANGE IN CONTROL" shall be deemed to have occurred if:

     (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the EXCHANGE ACT, but excluding any benefit plan for EMPLOYEES or any trustee, agent or other fiduciary for any such plan acting in such person's capacity as such fiduciary), directly or indirectly, becomes the beneficial owner of securities of PG&E CORPORATION representing twenty percent (20%) or more of the combined voting power of PG&E CORPORATION's then outstanding securities;

     (b) during any two consecutive years, individuals who at the beginning of such a period constitute the BOARD OF DIRECTORS cease for any reason to constitute at least a majority of the BOARD OF DIRECTORS, unless the election, or the nomination for election by the shareholders of PG&E CORPORATION, of each new DIRECTOR was approved by a vote of at least two-thirds (2/3) of the DIRECTORS then still in office who were DIRECTORS at the beginning of the period; or

     the shareholders of the CORPORATION shall have approved (i) any consolidation or merger of the CORPORATION other than a merger or consolidation which would result in the voting securities of the CORPORATION outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent of such surviving entity) at least 70 percent of the Combined Voting Power of the CORPORATION, such surviving entity or the parent of such surviving entity outstanding immediately after the merger or consolidation; (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the CORPORATION, or (iii) any plan or proposal for the liquidation or dissolution of the CORPORATION. For purposes of this paragraph, the term Combined Voting Power shall mean the combined voting power of the CORPORATION's or other relevant entity's then outstanding voting securities.

13.  Amendment and Termination of the Plan
     -------------------------------------

     The BOARD OF DIRECTORS or the COMMITTEE may at any time suspend, terminate, modify or amend the PLAN in any respect; provided, however, that, to the extent necessary and desirable to comply with the CODE (or any other applicable law or regulation, including the requirements of any stock exchange on which the COMMON STOCK is listed or quoted), shareholder approval of any PLAN amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation.

     No suspension, termination, modification or amendment of the PLAN may, without the consent of the GRANTEE, adversely affect his or her rights with respect to DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS or PHANTOM STOCK theretofore granted to such GRANTEE.

     Except as provided in Section 2 hereof, the BOARD OF DIRECTORS or COMMITTEE may make such amendments or modifications in the terms and conditions of any grant of DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS or PHANTOM STOCK as it may deem advisable, or cancel or annul any grant of DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS or PHANTOM STOCK; provided, however, that no such amendment, modification, cancellation or annulment may, without the consent of the GRANTEE, adversely affect his or her rights with respect to such grant.

14.  Effective Date of the Plan and Duration
     ---------------------------------------

     This PLAN became effective as of January 1, 1996, upon approval by the shareholders of Pacific Gas and Electric Company at its Annual Meeting on April 17, 1996. Effective January 1, 1997, the PLAN was assumed by PG&E CORPORATION. At its meeting on December 17, 1997, the BOARD OF DIRECTORS amended and restated the PLAN effective January 1, 1998, to (i) reflect the adoption of new RULE 16B-3 which became effective November 1, 1996, and
     (ii) provide automatic formula awards of NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK to NON-EMPLOYEE DIRECTORS within the limits of the PROGRAM as previously approved by shareholders in 1996. The COMMITTEE made various amendments to the PLAN effective October 21, 1998. Effective April 21, 1999, the PLAN, and the PROGRAM of which the PLAN is a part, were amended to add 11,000,000 shares of COMMON STOCK to the total number of shares of COMMON STOCK reserved for use under the PLAN and the PROGRAM. Unless terminated sooner pursuant to Section 13 hereof, the PLAN shall terminate on December 31, 2005.

15.  Definitions
     -----------

     (a)  BOARD OF DIRECTORS means the Board of Directors of PG&E CORPORATION.
          ------------------

     (b)  CHANGE IN CONTROL has the meaning set forth in Section 12 hereof.
          -----------------

     (c)  CODE means the Internal Revenue Code of 1986, as amended from time to
          ----
          time.

     (d)  COMMITTEE means the Nominating and Compensation Committee of the BOARD
          ---------
          OF DIRECTORS or any successor to such committee.

     (e)  COMMON STOCK means common shares of PG&E CORPORATION with no par value
          ------------
          and any class of common shares into which such common shares hereafter may be converted.

     (f)  CORPORATION means PG&E CORPORATION, and any parent corporation (as
          -----------
          defined in Section 424(e) of the CODE) or subsidiary corporation (as defined in Section 424(f) of the CODE).

     (g)  DIRECTOR means any person who is a member of the BOARD OF DIRECTORS or
          --------
          the Board of Directors of any parent corporation (as defined in Section 424(e) of the CODE) which may hereafter be established, including an advisory, emeritus or honorary director.

     (h)  DIRECTOR RESTRICTED STOCK means RESTRICTED STOCK granted to a NON-
          -------------------------
          EMPLOYEE DIRECTOR under the PLAN.

     (i)  EMPLOYEE means any person who is employed by the CORPORATION. The
          --------
          payment of a director's fee or consulting fee by the CORPORATION shall not be sufficient to constitute "employment" by the CORPORATION.

     (j)  ERISA means the Employee Retirement Income Security Act of 1974, as
          -----
          amended.

     (k)  EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.
          ------------

     (l)  FAIR MARKET VALUE means the closing price of the COMMON STOCK reported
          -----------------
          on the New York Stock Exchange Composite Transactions for the date specified for determining such value.

     (m)  GRANTEE means the NON-EMPLOYEE DIRECTOR receiving the DIRECTOR
          -------
          RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS and PHANTOM STOCK or his or her legal representative, legatees, distributees or alternate payees, as the case may be.

     (n)  MANDATORY RETIREMENT means retirement as a DIRECTOR at age 70 or at
          --------------------
          such other age as may be specified in the retirement policy for the BOARD OF DIRECTORS or the Board of Directors of any parent corporation which may hereafter be established (as the case may be), as in effect at the time of a NON-EMPLOYEE DIRECTOR'S TERMINATION.

     (o)  NON-EMPLOYEE DIRECTOR means a DIRECTOR who is not an EMPLOYEE.
          ---------------------

     (p)  NON-QUALIFIED STOCK OPTION means a option to purchase shares of COMMON
          --------------------------
          STOCK which is not intended to qualify as an incentive stock option under Section 422 of the CODE.

     (q)  PG&E CORPORATION means PG&E CORPORATION, a California corporation.
          ----------------

     (r)  PHANTOM STOCK means allocated hypothetical shares of COMMON STOCK that
          -------------
          can be converted at a future date into stock.

     (s)  PLAN means this Non-Employee Director Stock Incentive Plan, as may be
          ----
          amended from time to time, or any successor plan which the COMMITTEE or BOARD OF DIRECTORS may adopt from time to time with respect to the grant of DIRECTOR RESTRICTED STOCK, NON-QUALIFIED STOCK OPTIONS, PHANTOM STOCK or other stock-based incentive awards under the PROGRAM.

     (t)  PROGRAM means the PG&E Corporation Long-Term Incentive Program, as
          -------
          amended effective April 21, 1999, and as may be amended from time to time, pursuant to which this PLAN is adopted.

     (u)  RESTRICTED STOCK means COMMON STOCK that is subject to forfeiture by
          ----------------
          the GRANTEE to the CORPORATION under such circumstances as may be specified by the COMMITTEE.

     (v)  RETIREMENT means TERMINATION of service on the BOARD OF DIRECTORS
          ----------
          after serving continuously for five consecutive years.

     (w)  RULE 16b-3 means Rule 16b-3 under the EXCHANGE ACT or any successor to
          ----------
          Rule 16b-3, as in effect when discretion is being exercised with respect to the PLAN.

     (x)  TERMINATION occurs when a NON-EMPLOYEE DIRECTOR ceases to be a member
          -----------
          of the BOARD OF DIRECTORS or the Board of Directors of any parent corporation which may hereafter be established (as the case may be).